September 24, 2019
Supplement to the Prospectus and Statement of Additional Information
dated January 31, 2019, as previously supplemented
Ziegler Senior Floating Rate Fund

Class A	ZFLAX
Class C	ZFLCX
Institutional Class	ZFLIX
Effective immediately, Ms. Roberta Goss serves as Portfolio Manager to the Fund.
Mr. George Marshman, Mr. Gil Tollinchi, and Mr. Scott Roberts will continue as portfolio managers along with Ms. Roberta Goss.
The "Management" table on Page 7 of the Prospectus is revised to include the following:
Management

Sub-Adviser	Portfolio Managers	Years Managing the Fund
Pretium Credit Management, LLC	Roberta Goss	Since September 2019
The "Portfolio Managers" section beginning on Page 15 of the Prospectus is revised to include the following:
Ms. Goss is a Portfolio Manager for the Ziegler Senior Floating Rate Fund and is a Senior Managing Director and Co-Head of the Bank Loan and CLO Platform at Pretium, where she is responsible for building and leading Pretium's Crown Point CLO business, as well as managing investments across Pretium’s other corporate credit portfolios.
Ms. Goss joined Pretium in 2019 and has over thirty years experience managing high yield, leveraged loan and CLO investments.  She joined Pretium from DFG Investment Advisers where she ran their $4 billion CLO platform.  Ms. Goss spent 14 years at Goldman Sachs, most recently as the co-head of the high yield and bank loan business for Goldman Sachs Asset Management.  Earlier in her career she worked on a proprietary desk in London managing high yield and leveraged loan investments for Saudi International Bank (an affiliate of JP Morgan). Ms. Goss is a member of the Firm's Executive Committee.  She received a BComm from Mount Allison University.
The "Portfolio Managers" section beginning on Page 21 of the Statement of Additional Information ("SAI") is revised to include the following:
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within various categories as of September 16, 2019.

Roberta Goss Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts with Advisory Fee based on Performance	Total Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	8	$2,536,295	8	$2,536,295
Other Accounts	0	$0	0	$0

Dollar Range of Equity Securities in the Fund Beneficially Owned
by the Portfolio Manager as of September 16, 2019
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000,
$500,001- $1,000,000, Over $1,000,000)

Roberta Goss	None
Please retain this Supplement with the Prospectus and SAI